EXHIBIT 10.2.10

TENTH AMENDMENT TO CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made and entered into effective as of May 5th, 2023 (the "Effective Date"), by and between EVOLUTION PETROLEUM CORPORATION, a Nevada corporation ("EPC"), EVOLUTION PETROLEUM OK, INC., a Texas corporation (“Evolution Texas”), NGS TECHNOLOGIES, INC., a Delaware corporation (“NGS”), EVOLUTION ROYALTIES, INC., a Delaware corporation (“Evolution Royalties”), EVOLUTION PETROLEUM WEST, INC., a Delaware corporation (“Evolution West”; EPC, Evolution Texas, NGS, Evolution Royalties, and Evolution West are collectively referred to herein as the “Borrowers”) and MIDFIRST BANK, a federally chartered savings association ("Lender").

RECITALS

A.Borrowers and Lender are parties to that certain Credit Agreement dated as of April 11, 2016, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2017, and as further amended by that certain Second Amendment to Credit Agreement dated as of February 1, 2018, and as further amended by that certain Third Amendment to Credit Agreement dated as of May 25, 2018, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of December 31, 2018, and as further amended by that certain Fifth Amendment to Credit Agreement dated as of November 2, 2020, and as further amended by that certain Sixth Amendment to Credit Agreement dated as of December 28, 2020, and as further amended by that certain Seventh Amendment to Credit Agreement dated as of August 5, 2021, and as further amended by that certain Eighth Amendment to Credit Agreement dated as of November 9, 2021, and as further amended by that certain Ninth Amendment to Credit Agreement dated as of February 4, 2022  (the "Existing Credit Agreement"). Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings assigned to them in the Existing Credit Agreement.
B.The Loan is currently evidenced by that certain Amended and Restated Promissory Note in the face amount of $50,000,000.00 dated as of February 1, 2018 (the “Existing Note”).
C.The Borrowers and the Lender have agreed to the modifications as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I.

Definitions and References

Section 1.1Terms Defined in the Existing Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Tenth Amendment to Credit Agreement.

“Amendment Documents” means this Amendment, and all other Loan Documents executed and delivered in connection herewith.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

ARTICLE II.

Amendments TO CREDIT AGREEMENT

Section 2.1Amendments to Article 1 of the Existing Credit Agreement.

(a)The following defined terms are hereby deleted from Section 1.01 of the Existing Credit Agreement:  “Eurodollar Rate”, “Eurodollar Rate Loan”, “IBA”, “ICE”, “LIBOR”, “LIBOR Business Day”, “LIBOR Index” and “Reserve Requirement”.

(b)The following definitions set forth in Section 1.01 of the Existing Credit Agreement are hereby amended and restated in their entirety:

"Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York are authorized to close under the Laws of, or are in fact closed in, the state where Lender’s Office is located and if such day relates to any SOFR Loan, an SOFR Business Day.

"Interest Period" means, as to each SOFR Loan, the period commencing on the date such SOFR Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date one month thereafter, as selected by Borrowers in the Loan Notice; provided that:

(i)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

(ii)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

(iii)no Interest Period shall extend beyond the Maturity Date.

"Loan Notice" means a notice of (a) a Borrowing, or (b) a continuation of SOFR Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

"Maturity Date" means April 9, 2026; provided however that, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

"Suspension Notice" means the notice from the Lender to Borrowers setting forth Lender’s good faith determination that (A) the Prime Rate or SOFR Index, as applicable, is not reported, or (B) (as a result of changes to Applicable Law) it has become unlawful or discouraged for Lender to make or maintain the Loan at the Prime Rate or SOF Rate, as applicable, or (C) the Prime Rate or SOFR Index, as applicable (1) is unreliable or impractical to use for loans tied to the Prime Rate or any SOFR Index, as applicable, or for Lender’s risk management or hedging related to any such loans, or (2) is no longer the predominant index for variable rate loans made by the Lender or its competitors, or (3) no longer permits Lender to achieve (in all material respects) the return on the Loan as the Lender modeled at the time it approved the Loan.

"Type" means, with respect to a Loan, its character as a Base Rate Loan or a SOFR Loan.

(b)Additional definitions for the terms “CME”, “Credit Spread Adjustment”, “SOFR”, “SOFR Business Day”, “SOFR Index”, “SOFR Loan”, “SOF Rate” and “Tenth Amendment Effective Date” shall be added to Section 1.01 of the Existing Credit Agreement, Defined Terms, to be inserted in their appropriate alphabetical location and to state as follows:

"CME" means Chicago Mercantile Exchange, Inc., CME Group Inc. and their affiliates or their successor as the administrator for the term SOFR reference rate.

"Credit Spread Adjustment" means a percentage equal to 0.05% per annum.

"SOFR" means the Secured Overnight Financing Rate.

"SOFR Business Day" means each day on which CME publishes the SOFR Index.

"SOFR Index" means the rate equal to the term SOFR reference rate for the period equivalent to the Interest Period, as published by the CME two SOFR Business Days before the beginning of the applicable Interest Period.  At no time will the SOFR Index ever be less than 0.50%.

"SOFR Loan" means a Loan that bears interest at a rate based on the SOF Rate.

"SOF Rate" means the lesser of (i) the Maximum Rate, and (ii) the rate per annum equal to the sum of (a) the SOFR Index, (b) the Credit Spread Adjustment, and (c) 2.75%.

"Tenth Amendment Effective Date" means May 5th, 2023.

Section 2.2Amendments to Article II of the Existing Credit Agreement.

(a)All references to “Eurodollar Rate Loans” in Section 2.01 of the Existing Credit Agreement are deleted and replaced with “SOFR Loans”.

(b)All references to “Eurodollar Rate Loans” in Section 2.02 of the Existing Credit Agreement are deleted and replaced with “SOFR Loans” and all references to “Eurodollar Rate Loan” in Section 2.02 of the Existing Credit Agreement are deleted and replaced with “SOFR Loan”.

(c)All references to “Eurodollar Rate Loans” in Section 2.04 of the Existing Credit Agreement are deleted and replaced with “SOFR Loans” and all references to “Eurodollar Rate Loan” in Section 2.04 of the Existing Credit Agreement are deleted and replaced with “SOFR Loan”.

(d)Provision “(a)” of Section 2.07 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Subject to the provisions of subsection (b) below, (i) each SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the lesser of (1) the SOF Rate or (2) the Maximum Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the lesser of (1) the Prime Rate plus 100 basis points or (2) the Maximum Rate.

(e)Paragraph “(d)” of Section 2.07 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(d)Immediately after the Lender gives a Suspension Notice to Borrowers, Lender's obligation to make or maintain the Loan at the Prime Rate or SOF Rate will be suspended and all interest payable at the Prime Rate and/or SOF Rate will automatically convert to a rate of interest determined by Lender based on an index and spread that is reasonably equivalent to the most recent, reliable Prime Rate and/or SOF Rate (as applicable), as determined in good faith by Lender, prior to the date of the Suspension Notice. Lender may only issue a Suspension Notice to Borrowers under (C) of the definition of Suspension Notice if Lender issues a similar notice to its other borrowers with loans of similar maturities which are tied to the Prime Rate or SOFR Index and for which Lender has the right to issue such a Suspension Notice.  If circumstances further change and nullify the basis on which the Suspension Notice was given, then Lender will advise Borrowers of the change and thereafter the outstanding principal balance of the Loan will automatically bear interest at the Prime Rate or SOF Rate, as applicable.

Section 2.3Amendments to Article III of the Existing Credit Agreement.

(a)All references to “Eurodollar Rate” in Section 3.01 of the Existing Credit Agreement are deleted and replaced with “SOF Rate”.

(b)All references to “Eurodollar Rate Loans” in Section 3.03 of the Existing Credit Agreement are deleted and replaced with “SOFR Loans”.

(c)All references to “Eurodollar Rate Loans” in Section 3.04 of the Existing Credit Agreement are deleted and replaced with “SOFR Loans”.

(d)In addition to the modification referenced in 2.3(c) above, the last sentence of Section 3.04 of the Existing Credit Agreement is hereby deleted and replaced with the following:

For purposes of calculating amounts payable by Borrowers to Lender under this Section 3.04, Lender shall be deemed to have funded each SOFR Loan made by it at the SOF Rate for such Loan in accordance with the methodology described in Section 2.07(d) above.

(e)The caption and text of Section 3.05 of the Existing Credit Agreement is hereby deleted and replaced with “[INTENTIONALLY DELETED]”.

(f)The caption and text of Section 3.06 of the Existing Credit Agreement is hereby deleted and replaced with “[INTENTIONALLY DELETED]”.

Section 2.4Amendments to Article V of the Existing Credit Agreement.

(a)All references to “Eurodollar Rate Loans” in Section 5.02 of the Existing Credit Agreement are deleted and replaced with “SOFR Loans”.

Section 2.5Amendments to Article VIII of the Existing Credit Agreement.

(a)All references to “eurodollar” in Section 8.02(d) of the Existing Credit Agreement are deleted and replaced with “SOFR”.

Section 2.6Amendments to Exhibits and Schedule to the Existing Credit Agreement.

(a)The reference to “Eurodollar Rate Loans” in Exhibit A to the Existing Credit Agreement is hereby deleted and replaced with “SOFR Loans”.

Section 2.7LIBOR Discontinuance.  Notwithstanding any provision of the Existing Credit Agreement or any other Loan Document to the contrary and in addition to those modifications referenced in Sections 2.1 through 2.5 above, regardless of whether the London interbank offered rate for U.S. Dollars (“LIBOR”) is operational, reported, published on a synthetic basis, offered or otherwise available in the market as of the Tenth Amendment Effective Date:  (a) no “Eurodollar Rate Loan” (as defined in the Existing Credit Agreement) shall be available, requested or made thereunder, (b) any request to convert an existing Loan to a Eurodollar Rate Loan shall be ineffective and (c) any request for a new Eurodollar Rate Loan, or to continue, renew, extend, reinstate or increase an existing Eurodollar Rate Loan as a Eurodollar Rate Loan, shall be ineffective for all intents and purposes.

Section 2.8Amendment to Notes and Other Loan Documents.  The terms of the other Loan Documents are hereby modified to reflect the modifications described in Section 2.1 through 2.6 above.  Except as modified by paragraphs 2.1 through 2.6 above, the Existing Credit Agreement, Existing Note, and other Loan Documents continue in full force and effect and are hereby ratified and confirmed by Borrowers.  Hereafter, references to the Agreement, Note, and Loan Documents in the Loan Documents shall be deemed to be references to the Existing Credit Agreement, Existing Notes, and Loan Documents as amended and modified by this Modification.  Further, this Modification constitutes an amendment of and not a replacement or payment of the Existing Note.

ARTICLE III.

Conditions of Effectiveness

Section 3.1Effective Date.  This Amendment shall become effective as of the date first above written when and only when:

(a)Amendment Documents.  Lender shall have received duly executed and delivered counterparts of each Amendment Document (i) in form, substance and date satisfactory to Lender, and (ii) in such numbers as Lender or its counsel may reasonably request.

(b)Certificate.  Lender shall have received a certificate of a Responsible Officer of each Borrower certifying as of the date of this Amendment (i) that there have been no changes to its Organizational Documents since the Closing Date, and (ii) that there are no resolutions or other action of each Borrower prohibiting the transactions described in this Amendment.

(c)Other Documentation.  Lender shall have received all documents and instruments which Lender has then reasonably requested, in addition to those described in this Section 4.1.  All such additional documents and instruments shall be reasonably satisfactory to Lender in form, substance and date.

(d)No Default.  No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

ARTICLE IV.

Representations and Warranties

Section 4.1Representations and Warranties of Borrowers.  In order to induce Lender to enter into this Amendment, each Borrower represents and warrants to Lender that:

(a)All representations and warranties made by each Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).

(b)Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder and will provide Lender with any approval thereof at the next scheduled meeting of any such Borrower’s board of directors.

(c)The execution and delivery by each Borrower of the Amendment Documents to which it is a party, the performance by each Borrower of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i) to any Borrower’s knowledge, any Law, (ii) any Borrower’s Organization Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon any Borrower, (b) result in the acceleration of any Indebtedness owed by any Borrower, or (c) result in or require the creation of any Lien upon the assets or properties of any Borrower except as expressly contemplated or permitted in the Loan Documents.  Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to each Borrower’s knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in respect of any Borrower in connection with the execution, delivery or performance by each Borrower of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

(d)This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.

(e)As of the Effective Date, the following individuals directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, own 25% or more of the equity interests of each of the Borrowers:  NONE.  As of the Effective Date, the following individual has significant responsibility to control, manage, or direct each Borrower:  __________________________.

ARTICLE V.

Miscellaneous

Section 5.1Borrowing Base.  Pursuant to Section 4.02 of the Existing Credit Agreement, Lender hereby notifies the Borrowers that the Borrowing Base is hereby reaffirmed at $50,000,000.00 and the MFB Margined Collateral Value shall be reduced to $95,000,000.00, effective from the Tenth Amendment Effective Date until but not including the next adjustment to the Borrowing Base in accordance with the terms of the Credit Agreement. Each party hereto hereby agrees that the redetermination of the Borrowing Base provided for herein constitutes the scheduled determination to occur on or about May 15, 2023, pursuant to Section 4.02 of the Existing Credit Agreement and shall not be construed or deemed to be a special determination for purposes of Section 4.03 of the Existing Credit Agreement.

Section 5.2Ratification of Agreements.  The Existing Credit Agreement as hereby amended is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects.  Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended.  The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, the Note, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Note or any other Loan Document.

Section 5.3Survival of Agreements.  All of each Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Obligations are paid in full to Lender and all of Lender’s obligations to Borrowers are terminated.

Section 5.4Waiver of Jury Trial.  EACH OF THE BORROWERS AND LENDER (BY THEIR ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWERS AND THE LENDER, ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN THE LENDER AND THE BORROWERS OR ANY BORROWER.  THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN.

Section 5.5Interpretive Provisions.  Section 1.2 of the Existing Credit Agreement is incorporated herein by reference herein as if fully set forth. Unless the context clearly indicates otherwise, all references to "Borrower" mean either or any Borrower.  Each Borrower is jointly and severally liable for the Obligations.  Lender may sue any Borrower, jointly or individually, without impairing Lender's rights against any other Borrower.  Lender may compromise with any Borrower or any other Person for any sum Lender sees fit.  Lender may release any Borrower or any other Person from any liability for the Obligations without impairing Lender's right to demand and collect the balance of the Obligations from any Borrower or other Person.  No compromise or release will, except as specifically set forth in the Agreement, impair Borrowers’ rights amongst themselves.

Section 5.6Loan Documents.  The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto.

Section 5.7Governing Law.  This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Texas.

Section 5.8Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  The Amendment Documents may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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Signature Page to Tenth Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:	EVOLUTION PETROLEUM CORPORATION, a Nevada corporation

By:	/s/ KELLY LOYD
Name:	Kelly Loyd
Title:	Chief Executive Officer and President

EVOLUTION PETROLEUM OK, INC., a Texas corporation

By:	/s/ KELLY LOYD
Name:	Kelly Loyd
Title:	Chief Executive Officer and President

NGS TECHNOLOGIES, INC., a Delaware corporation

By:	/s/ KELLY LOYD
Name:	Kelly Loyd
Title:	Chief Executive Officer and President

EVOLUTION ROYALTIES, INC., a Delaware corporation

By:	/s/ KELLY LOYD
Name:	Kelly Loyd
Title:	Chief Executive Officer and President

EVOLUTION PETROLEUM WEST, INC., a Delaware corporation

By:	/s/ KELLY LOYD
Name:	Kelly Loyd
Title:	Chief Executive Officer and President

LENDER:	MIDFIRST BANK

By:	/s/ CHAY KRAMER
Name:	Chay Kramer
Title:	Vice President

JOINDER

Each undersigned Guarantor certifies that his or its subsidiary guaranty agreement dated as of April 11, 2016 (“Guaranty”) has been delivered in consideration of the extension of credit to EVOLUTION PETROLEUM CORPORATION, a Nevada corporation ("EPC"), EVOLUTION PETROLEUM OK, INC., a Texas corporation (“Evolution Texas”), NGS TECHNOLOGIES, INC., a Delaware corporation (“NGS”), EVOLUTION ROYALTIES, INC., a Delaware corporation (“Evolution Royalties”), EVOLUTION PETROLEUM WEST, INC., a Delaware corporation (“Evolution West”; EPC, Evolution Texas, NGS, Evolution Royalties, and Evolution West are collectively referred to herein as the “Borrowers”) evidenced by that certain Credit Agreement dated as of April 11, 2016, as amended from time to time and most recently by that certain Tenth Amendment to Credit Agreement dated of even date herewith (the “Credit Agreement”) and warrants and represents that it is familiar with and has read the Agreement and other Loan Documents.  Each of the undersigned also certifies that its Operating Agreements have not been amended or changed in any way since its original execution, and that each individual signing on behalf of a limited liability company, trust, or limited partnership has the authority to bind the guarantor to the obligations contemplated by the Guaranty and the Loan Documents.  The undersigned also certifies that his or its Guaranty is not affected by any amendments to the originally executed Credit Amendment and continues in full force and affect.

GUARANTOR:	NGS SUB CORP., a Delaware corporation

By:/s/ KELLY LOYD
Kelly Loyd, President

EVOLUTION OPERATING CO. INC., a Texas corporation

By:/s/ KELLY LOYD
Kelly Loyd, President

TERTIAIRE RESOURCES COMPANY, a Texas corporation

By:/s/ KELLY LOYD
Kelly Loyd, President